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                    FIRST AMENDMENT TO SECURITY AND LOAN AGREEMENT
                          AND ADDENDUM, EXHIBIT "A," THERETO


This First Amendment ("Amendment") amends that certain Security and Loan Agreement dated November 20, 1995, by and between Imperial Bank ("Bank") and Amerigon Incorporated ("Borrower") and the Addendum, Exhibit "A," (the "Addendum") thereto, of even date, as previously modified (collectively herein the Security and Loan Agreement and the Addendum are referred to as the "Agreement") as follows:

1. The figure "$4,000,000" is deleted from Paragraph 1 of the Security and Loan Agreement and the figure "$1,186,624" substituted therefor.

2. The maturity date contained Paragraph 1 of the Addendum, as previously modified and extended is hereby amended to read "December 31, 1996".

3.  Except as provided above, the Agreement remains unchanged.

4. This Amendment is effective as of November 30, 1996, and the parties hereby confirm that the Agreement as amended is in full force and effect.


AMERIGON INCORPORATED
"BORROWER"


BY: /s/ Lon E. Bell, Ph.D.
   --------------------------------



TITLE: PRESIDENT
      -----------------------------



IMPERIAL BANK
"BANK"



BY: /s/ Valerie Brosset
   --------------------------------


TITLE: Commercial Loan Officer
      -----------------------------